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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 20, 2005
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                            TOWER PROPERTIES COMPANY
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             (exact name of registrant as specified in its charter)


           MISSOURI                       0-18261                43-1529759
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(state or other jurisdiction of         (Commission           (I.R.S. employer
 incorporation or organization)         File Number)         identification no.)


              911 MAIN STREET, SUITE 100
                 KANSAS CITY, MISSOURI                            64105
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       (address of principal executive offices)                 (zip code)


Registrant's telephone number, including area code:  (816) 421-8255

                                 NOT APPLICABLE
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              (former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 20, 2005, the Registrant entered into a Purchase and Sale Agreement with 10955 Lowell Street Investors LLC, a Delaware limited liability company, ("Seller") to purchase the land and improvements located at 10955 Lowell Street, Overland Park, Johnson County, Kansas, including the ten story office building commonly known as "Building 20" (the "Building"), together with all other structures and parking areas and: (a) all furniture, artwork, personal property, carpeting, and equipment located in the Building, other than that owned by tenants of the Building; (b) all leases and occupancy agreements; (c) all assignable contracts and agreements relating to the operation, repair or maintenance of the Building; and (d) certain other specified property. The purchase price is $12,500,000, with $350,000 paid as an earnest money deposit to an escrow agent at the signing of said Agreement, with the balance, subject to certain prorations, closing costs and adjustments, to be paid to Seller on or before July 1, 2005, or such other date agreed upon by the parties, provided that the Registrant is entitled to one option to extend the closing to July 18, 2005, upon payment of an additional $75,000 earnest money deposit directly to Seller and the release of the prior earnest money deposit from the escrow agent to Seller. The Registrant's obligation to close the purchase is subject to certain conditions and approvals.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    TOWER PROPERTIES COMPANY

DATE:    May 24, 2005
                                    By: /s/ Thomas R. Willard
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                                        Thomas R. Willard
                                        President and Chief Executive Officer